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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                        February 13, 1996
        ------------------------------------------------
        Date of Report (Date of earliest event reported)


                    Mineral Development, Inc.
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     (Exact name of Registrant as specified in its Charter)


           Texas                   0-9204           74-1492779
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(State of Other Jurisdiction    (Commission      (I.R.S. Employer
     of Incorporation)          File Number)    Identification No.)


9400 N. Central Expressway, Suite 1209
            Dallas, Texas                             75231
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(Address of principal executive offices)           (Zip Code)


                         (214) 368-2084
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      (Registrant's telephone number, including area code)


                         Not Applicable
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  (Former name or former address, if changed since last report)


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ITEM 8.   Change in Fiscal Year.

          On February 13, 1996, the Board of Directors of Mineral Development, Inc. ("MDI") determined to change its year end for financial reporting purposes from March 31 to December 31. MDI will file with the Securities and Exchange Commission its report covering the transition period on an Annual Report on Form 10-K or on Form 10-KSB. MDI will also file Form 1128 with the Internal Revenue Service to change its accounting period, for federal income tax purposes, from the present tax year ending March 31 to a tax year ending December 31.

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                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              MINERAL DEVELOPMENT, INC.



Date:  February 14, 1996      By:  /s/ Glenn L. Seitz
                                   ---------------------
                                   Glenn L. Seitz
                                   Chief Financial and Accounting
                                   Officer